UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2012


                                   VUMEE INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                       000-53910                  35-2340897
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

50 East Sample, Suite 301, Pompano Beach, FL                        33064
  (Address of principal executive offices)                        (Zip Code)

                                 1-800-854-0654
              (Registrant's telephone number, including area code)

                                      n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 29, 2012, our subsidiary Data Pangea LLC ("Data Pangea") entered into a loan agreement with MLJP LLC ("MLJP"), whereby MLJP has agreed to lend US$350,000 to Data Pangea. This loan is evidenced by a promissory note pursuant to which the principal amount will be due and payable on the earlier of September 1, 2013. The loan will bear interest at the rate of 12% per annum, payable in quarterly, in arrears, commencing August 29, 2012, and quarterly thereafter.

The description of the loan agreement contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the bridge loan agreement is attached hereto as an exhibit, and which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1   Loan Agreement among Data Pangea LLC and MLJP LLC dated June 29, 2012.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VUMEE INC.


/s/ Michael Spiegel
-------------------------------
Michael Spiegel
President and Director

Date: July 6, 2012

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